EXHIBIT NO. 99.3


               This Note was originally issued on June __, 2002, and such issuance was not registered under the Securities Act of 1933, as amended. The transfer of this Note and the securities obtainable upon exchange hereof is subject to the conditions on transfer specified in the Purchase Agreement (as defined below). The Operating Partnership (as defined below) reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Operating Partnership to the holder hereof without charge.



                            PRIME GROUP REALTY, L.P.

                                  EXCHANGEABLE
                                 PROMISSORY NOTE


June __, 2002                                                 $[35,000,000.00]1


     Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), hereby promises to pay to the order of Security Capital Preferred Growth Incorporated, a Maryland corporation ("Lender"), the principal amount of [THIRTY-FIVE MILLION DOLLARS ($35,000,000.00)],1 together with interest thereon calculated from the date hereof in accordance with the provisions of this Exchangeable Promissory Note (this "Note").

     This Note was issued pursuant to a Securities Purchase and Exchange Agreement, dated as of June 13, 2002 (as amended and modified from time to time, the "Purchase Agreement"), among the Operating Partnership, Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), the Guarantors named therein and the Lender, and this Note is the "Exchangeable Note" referred to in the Purchase Agreement. The Purchase Agreement contains terms governing the rights of the holder of this Note, including without limitation a guarantee by the Company and an agreement by the Company to exchange Common Shares for all or any portion of this Note, and all such provisions of the Purchase Agreement relating to the rights of the holder of this Note are hereby incorporated herein in full by reference. Except as defined in Section 5 hereof or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

     1. Payment of Interest. Except as otherwise expressly provided in Section 3(b) hereof, interest shall initially accrue at the rate of eleven and one-half percent (11.5%) per annum (such rate, subject to increase as provided below, including in Section 3(b)(i), the "Primary Interest Rate") (computed on the basis of a 360-day year and the actual number of days elapsed during the period in which it accrues) on the unpaid principal amount of this Note outstanding from time to time, or (if less) at the highest rate then permitted under applicable law. On August 6, 2002, the Primary Interest Rate shall increase to a rate of twelve percent (12.0%) per annum. On November 4, 2002, the Primary Interest Rate shall increase to a rate of twelve and one-half percent (12.5%) per annum. On February 2, 2003, the Primary Interest Rate shall increase to a rate of twelve and three-quarters percent (12.75%) per annum. On each January 1, April 1, July 1 and October 1 beginning July 1, 2002 (each, a "Quarterly Payment Date"), the Operating Partnership shall pay to the holder of this Note interest (payable in arrears) at a rate of seven and one-half percent (7.50%) per annum (the "Pay Rate") on the unpaid principal amount of this Note outstanding from time to time; provided, however, that so long as an Event of Default has occurred and is continuing, interest shall be paid on each Quarterly Payment Date or when otherwise due hereunder at the full Primary Interest Rate for the portion of any three-month period that such Event of Default was in existence. Unless prohibited under applicable law, any accrued interest which is not paid on the Quarterly Payment Date shall bear interest at the same rate at which interest is then accruing on the principal amount of this Note until such interest is paid. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is made. Interest shall accrue on any principal payment due under this Note and, to the extent permitted by applicable law, on any interest which has not been paid on the Quarterly Payment Date until such time as payment therefor is actually delivered to the holder of this Note.

     2. Payment of Principal of Note; Payment of Interest with Principal.

     (a) Payment on Maturity Date. The Operating Partnership shall pay the entire unpaid principal amount of this Note then outstanding to the holder of this Note on [June __, 2003]2 (subject to extension as provided in Section 2(h) and Section 2(i) below, the "Maturity Date"), together with all accrued and unpaid interest on the principal amount being repaid.

     (b) Mandatory Prepayments at Option of Holder. The holder of this Note may require the prepayment of all or any portion of the unpaid principal on this Note pursuant to this Section 2(b) at any time following the occurrence of either (i) a Change of Control or (ii) the Company's Common Shares ceasing to be listed for trading or included for quotation, as applicable, on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange (each, a "Mandatory Prepayment Event"). Within 5 Business Days following the occurrence of a Mandatory Prepayment Event, the Company and the Operating Partnership shall deliver to the holder of this Note written notice of such occurrence (the "Occurrence Notice"). The holder of this Note shall give to the Operating Partnership written notice of its election (the "Election Notice") to require the prepayment of principal on this Note pursuant to this Section 2(b), which notice shall set forth the amount of the prepayment required and the date that such prepayment shall occur (which date shall be no earlier than (x) in the case of a transaction to which the Company is a party that results in a Change of Control, the date of the closing of such transaction and (y) in all other cases, 45 days after the occurrence of a Mandatory Prepayment Event). Such Election Notice may only be delivered to the Operating Partnership (a) within (I) if the average of the daily Current Market Prices of a Common Share for the 30 consecutive Trading Days prior to receipt of such notice is at least 85% of the Exercise Price then in effect, 15 Business Days, or (II) in all other cases, 5 Business Days, after such holder receives the Occurrence Notice from the Operating Partnership or the Company or (b) at any time after the occurrence of a Mandatory Prepayment Event if the holder of this Note has not received an Occurrence Notice from the Operating Partnership or the Company.

     (c) Mandatory Prepayment upon Sale of Dearborn Center. In connection with any sale, transfer, assignment or other disposition (whether with or without consideration and whether voluntary or involuntary or by operation of law and whether direct or indirect) of any interest in Dearborn Center held by the Company or any of its Subsidiaries (other than in connection with a bona fide refinancing that does not result in an increase in the aggregate Indebtedness of the Company, the Operating Partnership and the Subsidiaries), the Operating Partnership shall prepay principal of the Notes in an amount such that the aggregate principal amount of the Notes outstanding shall be no greater than $27,500,000.00 (with such prepayment being applied first to the Exchangeable Notes and then to the New Notes).

     (d) Mandatory Prepayment upon Sale of 180 North LaSalle. In connection with any sale, transfer, assignment or other disposition (whether with or without consideration and whether voluntary or involuntary or by operation of law and whether direct or indirect) of any interest in 180 North LaSalle held by the Company or any of its Subsidiaries, the Operating Partnership shall prepay principal of the Notes in an amount (if any) equal to the difference between (i) 100% of the net proceeds realized from such sale, transfer, assignment or other disposition, minus (ii) $5,000,000.00, to the outstanding principal amount of the Notes, plus all accrued and unpaid interest (with such prepayment being applied first to the Exchangeable Notes and then to the New Notes).

     (e) Optional Prepayment. The Operating Partnership may, at any time, prepay all or any portion (in the case of partial prepayments in whole number multiples of at least $1,000,000.00) of the outstanding principal amount of this Note without premium or penalty, subject to Section 2(f).

     (f) Repayment Fee. With respect to all repayments of principal of this Note (each, a "Repayment"), whether mandatory or optional, and for the avoidance of doubt including without limitation any repayment upon acceleration of the maturity of this Note upon an Event of Default, the Operating Partnership shall be obligated to pay to the holder of this Note on the date of such Repayment a fee (the "Repayment Fee") in the amount equal to (i) in the case of Repayments in connection with a Repayment Premium Change of Control, 2.0% and (ii), in the case of any other Repayment, 0.75%, of the principal amount repaid; provided, that such percentage in clause (ii) shall be reduced by 0.50% if the Repayment occurs within 45 days after the issuance of this Note. The provisions of this
Section 2(f) shall not apply to the extent that this Note is exchanged for Common Shares pursuant to Section 8 of the Purchase Agreement.

     (g) Payment of Interest with Principal. Whenever the Operating Partnership makes a payment on the principal of this Note, the Operating Partnership shall also pay interest on this Note (and any payment received shall first be applied to such interest). The interest to be so paid shall be all accrued and unpaid interest at the Primary Interest Rate through and including the date of such principal payment with respect to the principal so paid, except that in the case of an optional prepayment under Section 2(e) all accrued and unpaid interest at the Primary Interest Rate shall be paid on the entire principal amount of this Note regardless of the amount of the optional principal prepayment.

     (h) Initial Extension Option. If (i) no Event of Default has occurred and is continuing, (ii) the aggregate principal amount of the Exchangeable Notes and the New Notes outstanding is not greater than $40 million at the time that the initial extension option is exercised and (iii) since the Closing, no event or circumstance has occurred which has resulted or is reasonably likely to result in any failure to perform or observe any provision contained in Section 3H or
Section 3I of the Purchase Agreement, then the Operating Partnership shall have the option (by delivering to the holder of this Note written notice not less than 30 nor more than 60 days prior to the Maturity Date, together with payment of an extension fee equal to 0.50% of the aggregate principal amount of this Note outstanding at the time the extension option is exercised pursuant to this
Section 2(h)) to extend the Maturity Date of this Note for a period of 180 days.

     (i) Final Extension Option. If (i) the Operating Partnership has extended the Maturity Date pursuant to Section 2(h), (ii) no Event of Default has occurred and is continuing, (iii) the aggregate principal amount of the Exchangeable Notes and the New Notes outstanding is not greater than $25 million at the time that the final extension option is exercised, and (iv) since the Closing, no event or circumstance has occurred which has resulted or is reasonably likely to result in any failure to perform or observe any provision contained in Section 3H or Section 3I of the Purchase Agreement, then the Operating Partnership shall have the option (by delivering to the holder of this Note written notice not less than 30 nor more than 60 days prior to the extended Maturity Date, together with payment of an extension fee equal to 0.50% of the aggregate principal amount of this Note outstanding at the time the extension option is exercised pursuant to this Section 2(i)) to extend the Maturity Date of this Note for an additional period of 180 days.

     3. Events of Default.

     (a) Definitions. For purposes of this Note, an Event of Default shall be deemed to have occurred if:

          (i) the Operating Partnership fails to pay when due and payable (whether at maturity or otherwise) the full amount of interest and fees then accrued and due and payable on the Note or the full amount of any principal payment on this Note, and such failure to pay is not cured within five (5) Business Days after the occurrence thereof;

          (ii) the Company, the Operating Partnership or any of their Subsidiaries fails to perform or observe in any material respect any other provision contained in any Transaction Document, and such failure is not cured within ten (10) Business Days after (or within 30 days after, in the case of a failure to perform or observe a non-monetary provision or, if such failure is not of a nature such that it reasonably could be cured within 30 days but reasonably could be cured within an additional 45 days thereafter, within such additional 45 days thereafter) notice from the Lender;

          (iii) any representation, warranty or information provided by the Company, the Operating Partnership or any of their Subsidiaries in or pursuant to any Transaction Document is false or misleading in any material respect on the date made or furnished and is not cured within ten (10) Business Days of such date;

          (iv) the Company, the Operating Partnership or any of their Wholly-Owned Subsidiaries makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company, the Operating Partnership or any Wholly-Owned Subsidiary bankrupt or insolvent; or any order for relief with respect to the Company, the Operating Partnership or any Wholly-Owned Subsidiary is entered under the Federal Bankruptcy Code; or the Company, the Operating Partnership or any Wholly-Owned Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company, the Operating Partnership or any Wholly-Owned Subsidiary, or of any substantial part of the assets of the Company, the Operating Partnership or any Wholly-Owned Subsidiary, or commences any proceeding relating to the Company, the Operating Partnership or any Wholly-Owned Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company, the Operating Partnership or any Wholly-Owned Subsidiary and either (A) the Company, the Operating Partnership or any such Wholly-Owned Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days;

          (v) a judgment in excess of $2,000,000 is rendered against the Company, the Operating Partnership or any Wholly-Owned Subsidiary and, within 30 days after entry thereof, such judgment is not discharged (in full), paid, bonded or vacated or execution thereof stayed pending appeal, or within 30 days after the expiration of any such stay, such judgment is not discharged in full, paid, bonded or vacated;

          (vi) the Company, the Operating Partnership or any Subsidiary defaults in the performance of any obligation and as a result of such default the holder or holders of such obligations (a) cause an amount exceeding $2,000,000 to become due prior to its stated maturity or (b) are permitted to cause an amount exceeding $2,000,000 to become due prior to its stated maturity; provided, however, that any non-monetary default shall not be deemed an Event of Default pursuant to this clause(vi)(b) so long as (x) the obligor is negotiating in good faith to obtain a waiver or amendment relating to such default and (y) such waiver or amendment has been obtained within 45 days after the occurrence of such default; or

          (vii) the holders of a majority of the outstanding aggregate principal amount of the Notes have exercised their right to designate any representative to be elected to the Company's Board of Trustees pursuant to
     Section 3M of the Purchase Agreement, and such representative is not elected to the Board of Trustees for any reason other than such representative's refusal or inability to serve.

     The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

     Notwithstanding the foregoing, the Company's or the Operating Partnership's failure to perform or observe the provisions of Section 3D(i)(c) or (d) of the Purchase Agreement shall not constitute an Event of Default unless such failure is a willful breach of such section. In addition, the Company's or the Operating Partnership's failure to perform or observe the provisions of Section 3D(i)(a) or (e) of the Purchase Agreement shall not constitute an Event of Default unless the Company fails to deliver written notice to the holder of this Note at least 24 hours before the action that the holder of this Note had a right to be consulted on pursuant to such section is publicly announced.

     (b) Consequences of Events of Default.

          (i) If any Event of Default has occurred and is continuing, the Primary Interest Rate shall increase immediately by six (6.0) percentage points per annum to the extent permitted by law, regardless of the number of Events of Default that are in existence at any given time. Any increase of the interest rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Events of Default exist (subject to subsequent increases pursuant to this subparagraph if another Event of Default has occurred and is continuing).

          (ii) If an Event of Default of the type described in Section 3(a)(iv) has occurred, the aggregate principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the holder of this Note, and the Operating Partnership shall immediately pay to the holder of this Note all amounts due and payable with respect to this Note.

          (iii) If any Event of Default (other than under Section 3(a)(iv)) has occurred, the holder of this Note may declare all or any portion of the outstanding principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) to be immediately due and payable and may demand immediate payment of all or any portion of the outstanding principal amount of this Note (together with all such other amounts then due and payable). If the holder of this Note demands immediate payment of all or any portion of this Note, the Operating Partnership shall immediately pay to such holder all amounts due and payable with respect to this Note.

          (iv) The holder of this Note shall also have any other rights which such holder may have been afforded under any contract or agreement, including the Transaction Documents, at any time and any other rights which such holder may have pursuant to applicable law.

          (v) The Operating Partnership hereby waives, to the extent permitted by law, diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that the Maturity Date of this Note, or the due date of any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Operating Partnership hereunder.

     4. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended and the Operating Partnership and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company or the Operating Partnership, as applicable, has obtained the written consent of the holders of a majority of the outstanding principal amount of the Exchangeable Notes.

     5. Definitions. For purposes of this Note, the following capitalized terms have the following meaning.

     "180 North LaSalle" means the real property commonly known as 180 N. LaSalle Street, Chicago, Illinois.

     "Change of Control" means (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act), shall become (whether by means of warrants, options or otherwise) the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act), directly or indirectly, of more than 35% of the outstanding Capital Stock of the Company or any person or group which already beneficially owns more than 35% increases such ownership by more than 1% of the outstanding Capital Stock; (ii) the Board of Trustees of the Company (together with any new trustees whose election by such Board of Trustees or whose nomination for election by shareholders of the Company was approved by a vote of a majority of the trustees then still in office who were either trustees at the beginning of such period, or whose election or nomination for election was previously so approved) shall cease to consist of a majority of Continuing Trustees (excluding the effect of any appointment of one trustee by Vornado Realty Trust (or an affiliate thereof) pursuant to existing rights, and excluding the effect of any appointment of any trustee or trustees by any class of preferred shareholders of the Company pursuant to the Company's Declaration of Trust); (iii) the Company shall cease to be the sole general partner of the Operating Partnership; (iv) the sale or disposition by the Company and its Subsidiaries of all or substantially all of their assets; or (v) any consolidation or merger involving the Company in which the Company is not the continuing or surviving entity or pursuant to which the Common Shares of the Company are converted into the rights to receive cash, securities or other property, other than a merger or consolidation of the Company in which the beneficial owners of the Common Shares of the Company outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the Common Shares of the surviving entity immediately after such consolidation or merger.

     "Continuing Trustees" means the members of the Company's Board of Trustees on the date hereof, and each other trustee, if, in each case, such other trustee's nomination for election to the Board of Trustees of the Company is recommended by at least a majority of the then Continuing Trustees.

     "Repayment Premium Change of Control" means any Change of Control that was approved by the Company's Board of Trustees except that (i) a Change of Control of the type described in clause (i) of the definition of Change of Control shall only be deemed a Repayment Premium Change of Control if the "person "or "group" has become the "beneficial owner," directly or indirectly, of more than 50% of the outstanding Capital Stock of the Company (as such terms are used in the definition of Change of Control) and (ii) any Change of Control described in clause (ii) of the definition of Change of Control shall not constitute a Repayment Premium Change of Control.

     "Transaction Documents" means the Purchase Agreement, the Notes, the Warrants, the Registration Agreement, the Pledge and Security Agreement, the Mortgages and any other agreement or instrument delivered by the Company, the Operating Partnership or any of their Subsidiaries pursuant thereto.

     6. Cancellation. After all principal and accrued interest, all repayment fees and all expenses with respect to this Note which are payable under the Purchase Agreement, if any, have been paid in full, this Note shall be canceled and surrendered by the holder of this Note to the Operating Partnership.

     7. Payments. All payments to be made to the holder of this Note shall be made in the lawful money of the United States of America in immediately available funds.

     8. Notices; Place of Payment. All payments under this Note shall be made to such account as is specified by the holder by prior written notice to the Operating Partnership. All notices hereunder shall be given and shall be effective as provided in Section 7K of the Purchase Agreement.

     9. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is not a Business Day, the payment shall be due and payable on, and the time period shall automatically be extended to, the next Business Day immediately following such day, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

     10. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. Issues and questions concerning the construction, validity, enforcement and interpretation of this Note and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of Illinois, the Federal District Court for the Northern District of Illinois, and to appellate courts from any thereof in any action or proceeding arising out of or relating to this Note. EACH PARTY HERETO AND EACH HOLDER HEREOF IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE PURCHASE AGREEMENT AND EACH SECURITY DOCUMENT.

     11. Usury Laws. It is the intention of the Operating Partnership and the holder of this Note to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from an Event of Default, voluntary prepayment by the Operating Partnership or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the holder hereof either be rebated to the Operating Partnership or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Operating Partnership. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Operating Partnership or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Operating Partnership.

     12. Transfer. Subject to the conditions on transfer specified in the Purchase Agreement, this Note and, if this Note is transferred or retransferred in part, the multiple Notes created thereby may be transferred by the holder in whole or in part (in the case of a partial transfer such transfer must be in integral multiples of $1,000,000 (but in any event not less than $5,000,000), or, if the unpaid principal amount of any such Note is less than $5,000,000, the unpaid principal amount of such Note) upon written notice to the Operating Partnership; provided, however, that this Note and all rights hereunder shall at no time be transferred to any publicly traded company whose primary business is the ownership of office buildings or to any Person who beneficially owned 2,000,000 or more common units of the Operating Partnership as of May 28, 2002; provided, that for purposes of this Section 12, beneficial ownership of Common Shares shall not be deemed to be beneficial ownership of common units of the Operating Partnership. Such notice shall be accompanied by this Note or any successor Note duly endorsed or together with an appropriate assignment form and upon receipt thereof the Operating Partnership shall deliver to the transferor a new Note for any principal amount not transferred and to the transferee a new Note for the principal amount transferred. If this Note is transferred or retransferred in part, all payments under this Note shall be made pro rata among the holders on the basis of the principal amounts of each Note and the multiple Notes created thereby may be amended and consents and waivers by the holders thereof may be given upon the written agreement of the holders of a majority of the principal amount of all such Notes.


                                    * * * * *



     IN WITNESS WHEREOF, the Operating Partnership has executed and delivered this Exchangeable Promissory Note on June __, 2002.


                                     PRIME GROUP REALTY, L.P.

                                     By: Prime Group Realty Trust, its managing
                                         general partner


Attest:                              By:  --------------------------

                                     Name:--------------------------
--------------------------
                                     Its: --------------------------






--------

1 Actual principal will be the sum of $35,000,000 plus all accrued and unpaid dividends on the Series A Shares plus the Deferred Payment Amount.



2    Insert date that is the one year anniversary of the issuance date.